Exhibit 10.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is entered into as of the 20th day of June, 2016, by and between DGSE Companies, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Company”), Elemetal, LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Elemetal”), and NTR Metals, LLC, a limited liability company organized and existing under the laws of the State of Texas (“NTR”, and together with Elemetal, the “Purchasers”).

WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Company desires to issue to Elemetal, and Elemetal desires to receive from the Company, a warrant to purchase additional shares of Common Stock, on the terms and subject to the conditions set forth in this Agreement and the Warrant (as defined herein).

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

Article 1

Purchase and Sale

1.1         Purchase and Sale Transaction.

(a)          Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue and sell to Elemetal, and Elemetal hereby agrees to purchase from the Company: (i) an aggregate of 8,536,585 shares of Common Stock (the “Elemetal Shares”) at a purchase price of U.S.$0.41 per share, which Elemetal Shares shall be sold and issued to, and purchased by, Elemetal at the Closing; and (ii) a warrant (the “Warrant”), substantially in the form attached hereto as Exhibit A, to purchase an additional 1,000,000 shares of Common Stock (the “Warrant Shares”) at an exercise price of U.S. $0.65 per Warrant Share. The purchase price for the Elemetal Shares and the Warrant shall be payable by the cancellation and forgiveness of $3,500,000 of the total debt owed by the Company to Elemetal (the “Elemetal Indebtedness”) as a result of bullion-related transactions (the “Elemetal Consideration”).

(b)          Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue and sell to NTR, and NTR hereby agrees to purchase from the Company such number of whole shares of Common Stock (the “NTR Shares”) equal to the NTR Indebtedness (as defined below) divided by the purchase price of U.S. $0.41 per share, which NTR Shares shall be sold and issued to, and purchased by, NTR at the Closing. The purchase price for the NTR Shares shall be payable by the cancellation and forgiveness of the debt owed by the Company to NTR as of the Closing (the “NTR Indebtedness”) as a result of that certain Loan Agreement between the Company and NTR dated July 19, 2012 and an associated $7,500,000 Revolving Credit Note of the same date executed by the Company in favor of NTR (the “NTR Consideration”, and together with the Elemetal Consideration, the “Aggregate Consideration”). No fractional shares shall be issued.

(c)          The parties hereto agree that (i) upon the issuance and delivery by the Company of the Elemetal Shares and the Warrant, the Elemetal Indebtedness shall be fully satisfied, and (ii) upon the issuance and delivery by the Company of the NTR Shares, the NTR Indebtedness shall be fully satisfied.

(d)          The purchase and sale transactions contemplated in Section 1.1(a) and Section 1.1(b), the satisfaction of the Elemetal Indebtedness and the NTR Indebtedness contemplated in Section 1.1(c), together with all other transactions contemplated by this Agreement, are sometimes hereinafter referred to, collectively, as the “Transactions.” The Elemetal Shares and the NTR Shares are sometimes hereinafter referred to, collectively, as the “Securities” and, individually, as a “Security.”

1.2         Closing.

(a)          The consummation of the sale and issuance to, and purchase by, the Purchasers of the Securities and of the delivery to Elemetal of the Warrant (the “Closing”) shall take place at such time as shall be fixed by mutual agreement of the Company and the Purchasers as promptly as practicable after the satisfaction or waiver of all of the conditions precedent set forth under Article 5. At the Closing, (i) Elemetal shall deliver to the Company evidence of the Elemetal Consideration in form and substance acceptable to the Company, (ii) the Company shall deliver to Elemetal (A) a stock certificate (or evidence of book-entry issuance) representing the Elemetal Shares and (B) the Warrant, (iii) NTR shall deliver to the Company evidence of the NTR Consideration in form and substance acceptable to the Company and (iv) the Company shall deliver to NTR a stock certificate (or evidence of book-entry issuance) representing the NTR Shares.

(b)          The Closing shall be held at the offices of the Company, at 15850 Dallas Parkway, Suite 140, Dallas, Texas, 75248.

Article 2

Representations and Warranties of the Company

The Company represents and warrants to the Purchasers as follows:

2.1         Organization; Good Standing; Qualification and Power.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all requisite power and authority to own, lease and operate its assets and to carry on its business as presently being conducted, and is qualified to do business and is in good standing in every jurisdiction in which the failure so to qualify or be in good standing could reasonably be expected to have a Material Adverse Effect (as defined below) on the Company

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2.2         Authorization. The Company has all requisite power and authority to execute and deliver this Agreement, the Securities, the Warrant and the Warrant Shares and any and all instruments necessary or appropriate in order to effectuate fully the terms thereof and all related transactions and to perform its obligations thereunder. The execution and delivery by the Company of this Agreement have been duly authorized by all requisite corporate action of the Company. Except for the Required Shareholder Approval and the authorizations, consents, waivers and approvals to be obtained at or prior to the Closing, the performance by the Company of its obligations hereunder and the issuance, sale and delivery of the Securities, the Warrant and the Warrant Shares have been duly authorized by all requisite corporate action of the Company.

2.3         No Conflict. Neither the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder nor the issuance, sale and delivery of the Securities and the Warrant will result in any violation of, be in conflict with, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or constitute a default under or result in the imposition of any lien under, with or without the passage of time or the giving of notice: (a) any provision of the Company’s Articles of Incorporation, as amended, restated or modified (the “Articles of Incorporation”) or Bylaws, as amended, restated or modified (the “Bylaws”); (b) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (c) any material contract or agreement to which the Company is a party or by which it is bound; or (d) assuming receipt of the Required Shareholder Approval (as defined herein), any statute, rule or governmental regulation applicable to the Company or its assets; except, in the case of each of the foregoing, where such violation, conflict, termination, lien, cancellation, modification or default would not have a Material Adverse Effect (as hereinafter defined) and except, in the case of each of the foregoing, provisions, contracts, agreements, statutes, rules or governmental regulations as to which authorizations, consents, amendments, waivers and approvals will have been obtained or effected at or prior to the Closing. Other than state blue sky securities filings, the filing of a Form D with the Securities and Exchange Commission (the “SEC”), any securities filings with foreign governments or agencies or any consents that have been obtained, the Company has not been or is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any governmental entity for the execution and delivery of this Agreement, the Securities or the Warrant. As used herein, the term “Material Adverse Effect” shall mean any effect, change, event, state of fact, development, circumstance or condition (including changes in laws, rules or regulations applicable to the Company and its business) which, when considered individually or in the aggregate with all other effects, changes, events, state of facts, developments, circumstances and conditions, has materially and adversely affected, or could reasonably be expected to materially and adversely affect, the results of operations, financial condition, assets, liabilities, or business of the Company and its subsidiaries taken as a whole; provided, however, that a “Material Adverse Effect” shall not be deemed to include (i) any changes resulting from general economic or political conditions, (ii) circumstances that affect the precious metals industry and/or the retail jewelry industry generally or (iii) force majeure events, acts of terrorism or acts of war.

2.4         Valid Issuance of Securities and the Warrant Shares.

(a)          When issued, sold and delivered in accordance with this Agreement to the Purchasers upon the Purchasers’ delivery of the Aggregate Consideration to the Company therefor as provided hereby, the Securities and the Warrant will have been duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges and encumbrances of any nature whatsoever except for restrictions on transfer under this Agreement and under applicable federal and state securities laws.

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(b)          Upon the Purchasers’ delivery of the exercise price for the Warrant Shares (as set forth in the Warrant), the Warrant Shares will have been duly authorized and will be validly issued, and the Warrant Shares will be fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges and encumbrances of any nature whatsoever except for restrictions on transfer under this Agreement and under applicable federal and state securities laws

2.5         Validity. This Agreement has been duly executed and delivered by the Company.

2.6         Compliance with Laws; Organizational Documents. The Company (a) has complied in all material respects with, and is in material compliance with, all laws applicable to it and its business, and (b) has all permits necessary for the conduct of its business as presently conducted, other than such permits that, if not obtained, could not reasonably be expected to have a Material Adverse Effect on the Company. Such permits are in full force and effect, the Company has not received notice of any material violations with respect to any thereof, and no material proceeding is pending or threatened to revoke or limit any thereof.

2.7         Capitalization of the Company.

(a) Immediately prior to the Closing, (i) the authorized capital stock of the Company consisted of the classes and amounts set forth on Schedule A hereto, and (ii) the issued and outstanding capital stock of the Company (separated by class and series) was as set forth on Schedule B hereto.

(b) Except as set forth in the Company’s filings with the SEC or as set forth on Schedule C hereto, there are no (i) outstanding warrants, options, rights, agreements, convertible securities or other commitments or instruments pursuant to which the Company is or may become obligated to issue or sell any shares of its capital stock or other securities or (ii) preemptive or similar rights to purchase or otherwise acquire shares of the capital stock or other securities of the Company pursuant to any provision of law, the Company’s Articles of Incorporation or Bylaws or any contract to which the Company, or to the Company’s Knowledge, any stockholder (other than Purchasers or their Affiliates) thereof, is a party. As used herein, the Company’s “Knowledge” means the actual knowledge of Matthew Peakes or Nabil Lopez.

2.8         Intellectual Property. There is no pending or, to the Company’s Knowledge, threatened claim or litigation against the Company asserting that the Company infringes upon or otherwise violates any intellectual property right of any person. No Proceedings in which the Company alleges that any person is infringing upon, or otherwise violating, any intellectual property right owned by the Company are pending, and none have been served by, instituted or asserted by the Company, nor, to the Company’s Knowledge, are any proceedings threatened alleging any such violation or infringement.

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2.9         Material Agreements. (a) There is no material breach or default by the Company or, to the Company’s Knowledge, any other party under any contract to which the Company or any of its subsidiaries is a party that is material to the Company’s business, operations, assets, financial condition or operating results (each, a “Material Agreement”) and (b) each Material Agreement is in full force and effect, constitutes the valid and binding obligation of the Company, and, to its Knowledge, the respective other parties thereto (assuming due execution by the parties other than the Company or its subsidiaries, as applicable), and is enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency or other laws affecting creditors’ rights generally or by general principles of equity.

2.10       Brokers and Finders. On behalf of the Company, there is no agent, broker, investment banker, consultant, Person or firm that has acted on behalf, or under the authority of, the Company or, to the Company’s Knowledge, any of its stockholders (other than Purchasers or their Affiliates), or will be entitled to any fee or commission directly or indirectly from the Company or, to the Company’s Knowledge, any of its stockholders (other than Purchasers or their Affiliates), in connection with the Transactions.

2.11       Financial Statements. The Company has filed with the SEC its audited balance sheet as of December 31, 2015 (the “Statement Date”), and the audited statements of income and cash flows for the year ending on the Statement Date (together, the “Audited Financial Statements”), and its unaudited balance sheet as of March 31, 2016, and the unaudited statements of income and cash flows for the quarter ended March 31, 2016 (together, the “Unaudited Financial Statements”). The Audited Financial Statements and the Unaudited Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles in the United States, consistently applied throughout the periods indicated, subject in the case of the Unaudited Financial Statements, to normal year-end adjustments, and present fairly in all material respects the financial condition and position and results of operation of the Company as of the Statement Date or March 31, 2016, as applicable, and for the periods indicated.

2.12       No Consent or Approval Required. Other than the Required Shareholder Approval, no consent, approval or authorization of, or declaration to or filing with, any person is required by the Company for the valid authorization, execution and delivery by the Company of this Agreement, the Securities or the Warrant or for the consummation of the Transactions, other than (a) those consents, approvals, authorizations, declarations or filings that have been obtained or made, as the case may be, and (b) filings pursuant to federal or state securities and any other applicable laws (all of which filings have been made by the Company, other than those which are required to be made after the Closing, and which will be duly made in accordance with time periods under applicable laws) in connection with the sale of the Securities and the Warrants.

2.13       Changes. Except as set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 or in Current Reports on Form 8-K filed since March 31, 2016, or as set forth on Schedule D hereto, since March 31, 2016, there has not been:

(a)          Any change in or effect on the assets, liabilities, financial condition, prospects or operations of the Company from that reflected in the Unaudited Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect on the Company;

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(b)          Any waiver by the Company of a material right of the Company or a material debt owed to the Company;

(c)          Any sale, assignment, license or transfer of ownership of any intellectual property rights, other than in the ordinary course of business;

(d)          Any change in any Material Agreement that has had or could reasonably be expected to have a Material Adverse Effect on the Company; or

(e)          Any other event or condition of any character that, either individually or cumulatively, has had or could reasonably be expected to have a Material Adverse Effect on the Company.

2.14       Absence of Undisclosed Liabilities. The Company has no material Liabilities, except (a) to the extent reflected or reserved against on the balance sheet disclosed in the Unaudited Financial Statements and (b) liabilities arising in the ordinary course of business consistent with past practice since March 31, 2016. There are no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5, or any successor thereto, issued by the Financial Accounting Standards Board) of or affecting the Company that are required to be disclosed or for which adequate provision was required to be made on the balance sheet included in the Unaudited Financial Statements that have not been disclosed or for which adequate provision has not been made on the balance sheet included in the Unaudited Financial Statements or in the notes thereto.

2.15       Insurance. The Company maintains adequate insurance covering the risks of the Company, if any, of such types and in such amounts and with such deductibles as are customary for other companies of a similar size engaged in similar lines of business. All insurance held by the Company is in full force and effect and is issued by insurers of recognized responsibility.

2.16       Title to Assets, Properties and Rights. The Company has good and marketable title (or a valid leasehold interest or license) to all of the assets (whether real, personal or mixed) reflected as being owned (or leased or licensed) by the Company on the balance sheet included in the Unaudited Financial Statements (except for those assets subsequently disposed of in the ordinary course of business), free and clear of all liens, except for (a) liens for current taxes, assessments and other governmental charges not yet due and payable and for which adequate reserves have been established on the books of the Company; (b) easements, covenants, conditions and restrictions (whether or not of record) as to which no material violation or encroachment exists or, if such violation or encroachment exists, as to which the cure of such violation or encroachment would not materially interfere with the conduct of the Company’s business as presently conducted; (c) any zoning or other governmentally established restrictions or encumbrances; (d) worker’s or unemployment compensation liens arising in the ordinary course of business; (e) mechanic’s, materialman’s, supplier’s, vendor’s or similar liens arising in the ordinary course of business securing amounts that are not delinquent; (f) those liens that do not, individually or cumulatively, have or could reasonably be expected to have a Material Adverse Effect on the Company; and (g) liens set forth on Schedule E hereto.

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2.17       Taxes. The Company has timely filed all material tax returns that are required to be filed, and has paid all Taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except to the extent the Company is contesting any such assessment in good faith. All such returns were true and correct in all material respects. Except as described in the Company’s filings with the SEC, the Company has not received notice of any material tax deficiency proposed or assessed against it, and has not executed any waiver of any statute of limitations on the assessment or collection of any tax that has not yet expired. Except as described in the Company’s filings with the SEC, none of the Company’s tax returns is currently being audited by governmental authorities, and no taxing authority has notified the Company, orally or in writing, that such taxing authority will or may audit any such return.

2.18       Litigation and Other Proceedings. There are no proceedings pending or, to the Company’s Knowledge, threatened against the Company, whether at law or in equity, whether civil or criminal in nature, that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on the Company.

2.19       Proxy Statements. The Proxy Statements (as defined below) will not, on the dates first mailed to stockholders and at the time of the Company Stockholder Meeting (as defined below), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, that no representation is made as to information in the Proxy Statements that is provided or supplied by Purchasers or their Affiliates or representatives. The Proxy Statements will comply as to form in all material respects with the applicable provisions of the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934.

2.20       Board Recommendation; Required Vote. The Board of Directors of the Company, at a meeting duly called and held, by unanimous vote of all of the members of the Board of Directors of the Company has (i) in all respects approved the Transactions and the Amendment (as defined below); (ii) resolved to recommend that the stockholders of the Company approve the Transactions and the Amendment; and (iii) directed that the approval of the Transactions and Amendment be submitted to stockholders of the Company for consideration in accordance with this Agreement, which resolutions as of the date of this Agreement, have not been subsequently rescinded, modified or withdrawn in any way (collectively, the “Board Recommendation”). The Required Shareholder Approval is the only vote of the holders of capital stock of the Company necessary to approve the Transactions and the Amendment.

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Article 3

Representations and Warranties of the Purchasers

The Purchasers severally and not jointly represent and warrant to the Company as follows:

3.1         Authorization. The execution and delivery by each Purchaser of this Agreement and the performance by each Purchaser of its obligations hereunder have been duly authorized by all requisite limited liability company action of each Purchaser.

3.2         No Conflict. Neither the execution and delivery by either Purchaser of this Agreement nor the performance by either Purchaser of its obligations hereunder will result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of either Purchaser’s governing documents; (b) any provision of any judgment, decree or order to which either Purchaser is a party or by which it is bound; (c) any material contract or agreement to which either Purchaser is a party or by which it is bound; or (d) any statute, rule or governmental regulation applicable to either Purchaser; except, in the case of each of the foregoing, provisions, contracts, agreements, statutes, rules or governmental regulations as to which authorizations, consents, amendments, waivers and approvals will have been obtained or effected at or prior to the Closing.

3.3         Validity. This Agreement has been duly executed and delivered by each Purchaser and, assuming due and valid authorization, execution and delivery hereof by the Company, constitutes the legal, valid and binding obligation of each Purchaser, enforceable against each Purchaser in accordance with its terms except: (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.4         Investment Representations.

(a)          Each Purchaser: (i) is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and was not organized for the specific purpose of acquiring the Securities, the Warrant or the Warrant Shares; or (ii) is not a “U.S. Person” within the meaning of Rule 902 of Regulation S promulgated under the Securities Act.

(b)          Each Purchaser has sufficient investment knowledge and experience so as to be able to evaluate the risks and merits of its investment in the Company, and each Purchaser is able financially to bear the risks of its investment.

(c)          It is the present intention that the Securities being purchased by each Purchaser are being acquired (and, to the extent the Warrant is exercised, the Warrant Shares will be acquired) for such Purchaser’s own account for the purpose of investment and not with a present view to or for sale in connection with any distribution thereof.

(d)          Each Purchaser understands that: (i) none of the Securities, the Warrant or the Warrant Shares have been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof or Rule 506 or 903 promulgated under the Securities Act; (ii) the Securities must be held indefinitely (or, in the case of the Warrant, until the exercise in full or expiration or termination thereof) unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) the Warrant and each stock certificate representing the Elemetal Shares, the NTR Shares, and, to the extent the Warrant is exercised, any stock certificate representing the Warrant Shares acquired upon such exercise will bear a legend, among others, to the effect of clauses (i) and (ii) above; and (iv) the Company will make a notation on its transfer books to the effect of clauses (i) and (ii) above.

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(e)          Each Purchaser acknowledges that the Company has made available to such Purchaser all documents and information that such Purchaser has requested relating to the Company, the Securities, the Warrant Shares, this Agreement and the Transactions.

3.5         Legends. Each Purchaser understands that the representatives of the Company will make notations in the appropriate records of the Company of the restrictions on the transferability of the Securities and the Warrant Shares and may stamp or affix to any document or instrument representing the Securities or Warrant Shares an appropriate legend stating, in effect, that the resale of the Securities or Warrant Shares has not been registered under the Securities Act and that transfers thereof must be made in accordance with an available exemption from registration under the Securities Act or in a transaction registered under the Securities Act.

3.6         Litigation. There are no actions, suits or proceedings of any nature pending or, to the knowledge of either Purchaser, threatened against or by either Purchaser, any Affiliate of either Purchaser, any of its properties or any of their managers, officers or directors (in their capacities as such) that challenge or seek to prevent, enjoin or otherwise delay the Transactions. To the knowledge of each Purchaser, no event has occurred or circumstances exist that may give rise to or serve as a basis for any such action, suit or proceeding. As used herein, “Affiliate” means, as to either Purchaser, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Purchaser, whether by contract, voting power, or otherwise. The word “control” means the right to direct, whether by means of the holding of shares or the possession of voting power, via contract or otherwise, the affairs of such person, firm, or company. Without limiting the foregoing, a person is deemed to be an Affiliate of either Purchaser if such Purchaser owns, directly or indirectly, 50% or of the voting securities of the specified person.

3.7         Disclosure of Certain Information. Each Purchaser understands and acknowledges that the Company may be required to disclose to the SEC this Agreement and information relating to this Agreement, and hereby agrees that the Company, in its discretion, may disclose this Agreement and such information to the SEC at such time and in such manner as the Company deems reasonable or necessary.

3.8         Brokers and Finders. On behalf of either Purchaser or its Affiliates (other than the Company and its subsidiaries), there is no agent, broker, investment banker, consultant, Person or firm that has acted on behalf, or under the authority of, either Purchaser or its Affiliates or, to such Purchaser’s knowledge, any of its stockholders, or will be entitled to any fee or commission directly or indirectly from either Purchaser or its Affiliates or, to such Purchaser’s knowledge, any of its stockholders in connection with the Transactions.

3.9         No Rights as Stockholder. Each Purchaser acknowledges that, except as otherwise provided herein, its purchase obligations under this Agreement will not entitle such Purchaser to any of the rights, including, without limitation, voting rights, information rights and rights to receive dividends or distributions, of a stockholder of the Company until the Closing.

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Article 4

Covenants and Agreements

4.1         Cooperation; Commercially Reasonable Efforts. The Company and the Purchasers shall cooperate with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable under this Agreement and applicable laws, rules and regulations to consummate and make effective the Transactions and the Amendment as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, proxy statements, filings and other documents and to obtain as promptly as practicable all approvals of the Company’s stockholders described in Section 5.1(a) and Section 5.1(b) and all approvals, permits, consents and authorizations necessary or advisable to be obtained from the any third party and/or any governmental entity in order to consummate the Transactions and to effect the Amendment.

4.2         Proxy Statement; Company Stockholder Meeting.

(a)          As promptly as practicable after the date of this Agreement, the Company shall prepare and file with the SEC a Notice of Meeting and Preliminary Proxy Statement relating to a meeting of the Company’s stockholders (the “Company Stockholder Meeting”) to be held for the purpose of voting on the Transactions and other matters as may be deemed necessary or advisable by the Company, including, without limitation, an amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock (the “Amendment”). As promptly as practicable after filing such Notice of Meeting and Preliminary Proxy Statement, but in any event subject to the rules and regulations of the SEC, the Company shall prepare and file with the SEC, and mail to its stockholders of record as of the close of business on the record date established by the Company for the Company Stockholder Meeting (the “Record Stockholders”), a Notice of Meeting and Definitive Proxy Statement relating to the Company Stockholder Meeting. The Notice of Meeting and Preliminary Proxy Statement and Notice of Meeting and Definitive Proxy Statement are sometimes hereinafter referred to as the “Proxy Statements.” A reasonable time prior to the mailing thereof, the Purchasers shall have the opportunity to review the Proxy Statements and the Company shall review and consider all reasonable revisions proposed by the Purchasers to the extent reasonably satisfactory to the Purchasers.

(b)          The Purchasers shall furnish all information concerning the Purchasers as the Company may reasonably request in connection with the preparation of the Proxy Statements, including, without limitation, any information in response to comments received from the SEC, if applicable.

(c)          The Company Stockholder Meeting shall be called for a date which, after taking into consideration the provisions of the Articles of Incorporation and Bylaws, the Nevada Corporations Code, the rules and regulations of the SEC and the NYSE MKT and the recommendations of any proxy solicitor engaged by the Company with respect to the Company Stockholder Meeting and the Transactions, is as prompt as practicable after the Notice of Meeting and Definitive Proxy Statement is filed with the SEC and mailed to the Record Stockholders.

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(d)          The Company shall use its commercially reasonable efforts to secure all required authorizations, consents, waivers, amendments and approvals with respect to the Transactions and the Amendment, including, without limitation, the stockholder approvals described in Section 5.1(a) and contemplated by the Proxy Statements, including postponing or adjourning the Company Stockholder Meeting (i) for the absence of a quorum, (ii) to allow reasonable additional time for any supplemental or amended disclosure necessary under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the stockholders prior to the Company Stockholder Meeting or (iv) to allow additional solicitation of votes in order to obtain the Required Shareholder Approval.

(e)          At the Company Stockholder Meeting, the Purchasers shall vote all of the shares of the Common Stock which they currently beneficially own, whether directly or indirectly, in favor of the Amendment.

4.3         Additional Listing Application. As promptly as practicable after the date of this Agreement, but in any event after taking into consideration the rules and regulations of the NYSE MKT with respect to the timing of, and supporting documents required to accompany, the Additional Listing Application (as hereinafter defined), the Company shall submit to the NYSE MKT an additional listing application relating to the Securities and the Warrant Shares (the “Additional Listing Application”) and shall use its commercially reasonable efforts to secure the NYSE MKT’s approval of the Additional Listing Application.

4.4         Reservation of Common Stock. No later than the effective date of the Amendment, the Company will reserve and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Warrant Shares pursuant to any exercise of the Warrants.

4.5         Board Recommendation. The Board of Directors of the Company shall not withdraw or modify, or propose to or resolve to withdraw or modify the Board Recommendation, unless a failure to do so would be materially inconsistent with the Board’s fiduciary duties as determined after consultation with outside legal counsel.

Article 5

Conditions Precedent

5.1         Conditions Precedent of the Company. The obligation of the Company to consummate the Transactions shall be subject to the satisfaction prior to or at the Closing of the following conditions, which may only be waived in writing, in whole or in part, by the Company:

(a)          the Transactions shall have received (i) all requisite approvals of the stockholders of the Company required pursuant to Nevada law, the Company’s Articles of Incorporation and Bylaws and the rules and regulations of the NYSE MKT (the “Required Shareholder Approval”) and (ii) approval of a majority of the shares of Common Stock of the Company present in person or represented by proxy at a meeting of the stockholders of the Company called for such purpose that are not owned, beneficially or of record, by Elemetal, NTR, or any of their Affiliates (the “Majority of the Minority Requirement”);

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(b)          the Amendment shall have received all requisite approvals of the stockholders of the Company;

(c)          the representations and warranties of the Purchasers set forth in this Agreement shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the date of the Closing as if made on and as of such date;

(d)          the Purchasers shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by them at or prior to the Closing (other than a failure to so perform or comply which is attributable to actions or inactions by or on behalf of the Company); and

(e)          the Purchasers shall have made the deliveries required by Section 1.2(a) hereto.

5.2         Conditions Precedent of the Purchasers. The respective obligations of the Purchasers to consummate the Transactions shall be subject to the satisfaction prior to or at the Closing of the following conditions, which may only be waived in writing, in whole or in part, by the Purchasers:

(a)          the Transactions shall have received (i) the Required Shareholder Approval and (ii) the Majority of the Minority Requirement;

(b)          the Amendment shall have received all requisite approvals of the stockholders of the Company;

(c)          the representations and warranties of the Company set forth in this Agreement shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the date of the Closing as if made on and as of such date;

(d)          the Company shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it at or prior to the Closing (other than a failure to so perform or comply which is attributable to actions or inactions by or on behalf of the Purchasers);

(e)          the Company shall have made the deliveries required by Section 1.2(a) hereto;

(f)          the Company shall have delivered to the Purchasers a certificate of good standing in respect of the Company issued by the Secretary of State of the State of Nevada dated as of a date within five calendar days of the Closing; and

(g)          the Company shall have executed and delivered the Registration Rights Agreement in the form attached as Exhibit B.

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5.3         Conditions Precedent of the All of the Parties. The respective obligations of each party to consummate the Transactions shall be subject to the satisfaction prior to or at the Closing of the following conditions, which may only be waived in writing, in whole or in part, by mutual agreement of the parties:

(a)          the Additional Listing Application shall have been approved by the NYSE MKT; and

(b)          no order or decree of any court or governmental body having competent jurisdiction over the Transactions contemplated by this Agreement shall prohibit the Transactions.

Article 6

Adjustments

6.1         Reclassification. If the Company, at any time prior to the Closing, by reclassification of securities or otherwise, shall change any of the securities of the same class (the “Comparable Securities”) as the Securities or the Warrant Shares not yet sold, issued and delivered to, and purchased by, the Purchaser under this Agreement (the “Pending Securities”) into the same or a different number of securities of any other class or classes, then the Pending Securities shall automatically be adjusted to be comprised of such number and kind of securities as would have been issuable as a result of such change with respect to the Comparable Securities immediately prior to such reclassification or other change, and the purchase price for such Pending Securities shall be proportionately adjusted, if applicable.

6.2         Subdivision or Combination of Shares. If the Company, at any time prior to the Closing, shall split or subdivide the Comparable Securities into a greater number of securities of the same class, then the number of Pending Securities shall be proportionately increased and the purchase price to be paid for such Pending Securities shall be proportionately decreased. If the Company, at any time prior to the Closing, shall reverse split or combine the Comparable Securities into a lesser number of securities of the same class, then the number of Pending Securities shall be proportionately decreased and the purchase price to be paid for such Pending Securities shall be proportionately increased.

6.3           Certain Other Matters.

(a)          All calculations under this Article 6 shall be made to the nearest cent or whole Elemetal Share or NTR Share, as the case may be.

(b)          No adjustment in the Aggregate Consideration shall be required unless such adjustment would require an increase or decrease of at least U.S.$0.01 per Elemetal Share or NTR Share, as applicable; provided, however, that any adjustments which by reason of this Section 6.3(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

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(c)          If, as a result of an adjustment made pursuant to this Article 6, the Company shall be obligated to sell and issue, and the Purchasers shall be required to purchase, shares of more than one class or series of capital stock of the Company, then the Board of Directors of the Company (whose determination shall be final and conclusive) shall determine, in good faith, the allocation of the adjusted Aggregate Consideration between or among the shares of such multiple classes or series of capital stock of the Company.

(d)          If any event shall occur as to which the other provisions of this Article 6 are not strictly applicable but as to which the failure to make any adjustment would not fairly preserve the rights and obligations of the Company and the Purchasers under this Agreement in accordance with the essential intent and principles of the adjustments set forth in this Article 6, then, in each such case, the Board of Directors of the Company (whose determination shall be final and conclusive) shall determine, in good faith, the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to fairly preserve the parties’ respective rights and obligations hereunder.

6.4         Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Article 6, the Company shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Purchasers a certificate setting forth, in reasonable detail, the event requiring such adjustment or readjustment, the amount of such adjustment or readjustment, the method by which such adjustment or readjustment was calculated, the adjusted or readjusted Aggregate Consideration and adjusted or readjusted number of Pending Securities (including, if requested by Elemetal, a new Warrant reflecting such adjustments).

Article 7

Termination

7.1         Termination of this Agreement. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing as follows: (a) by mutual written consent of the Company and the Purchasers; (b) by either the Company or the Purchasers: (i) after the Company Stockholder Meeting, if, at the Company Stockholder Meeting, the Transactions do not receive the Required Shareholder Approval or the Majority of the Minority Approval or the Amendment does not receive all requisite approvals of the Company’s stockholders or (ii) on or after December 31, 2016, if the Transactions have not been consummated; or (c) by the Purchasers if (i) the Company fails to include the Board Recommendation in the Proxy Statements or withdraws the Board Recommendation or modifies the Board Recommendation in a manner adverse thereto or (ii) the Company fails to call the Company Stockholder Meeting or fails to deliver the Proxy Statements to its stockholders in accordance with this Agreement.

7.2           Effect of Termination. (a) Either party electing to terminate this Agreement pursuant to Section 7.1(b) above may effect such termination only by promptly delivering written notice thereof to the other party and (b) the Purchasers may terminate this Agreement pursuant to Section 7.1(c) above by promptly delivering written notice thereof to the Company. Following any termination duly effected pursuant to Section 7.1, no party shall have any further obligations under this Agreement.

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Article 8

Miscellaneous

8.1         Legends.

(a)          Each stock certificate representing the Elemetal Shares and the NTR Shares shall have conspicuously endorsed thereon the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

(b)          The Warrant shall be transferrable without the prior written consent of the Company, but shall have conspicuously endorsed thereon the legend set forth on the first page of the Form of Warrant attached hereto as Exhibit A.

(c)          To the extent the Warrant is exercised, any stock certificate representing the Warrant Shares acquired upon such exercise shall have conspicuously endorsed thereon the legends set forth in Section 5 of the Form of Warrant attached hereto as Exhibit A.

8.2         Brokerage. Each party will indemnify and hold harmless the other party against and in respect of any claim for brokerage or other commissions relative to this Agreement or the Transactions, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

8.3         Survival. Except for the representations and warranties of (a) the Company contained in Sections 2.1, 2.2 and 2.7(a), and (b) the Purchasers contained in Sections 3.4 and 3.5, which representations and warranties shall survive the Closing, the respective representations of the Company and Purchasers contained in this Agreement shall not survive the Closing, and thereafter none of the Company, any Purchaser or any officer, director, employee, or Affiliate of the Company, or any Purchaser shall have any liability whatsoever (whether pursuant to this Agreement or otherwise) with respect to such representation or warranty. This Section 8.3 shall have no effect upon any other obligations of the parties hereto under this Agreement, whether to be performed before, at or after the Closing, which shall survive until fulfilled or the expiration of the time thereof in accordance with their terms.

8.4         Parties in Interest. All representations, warranties, covenants and agreements contained in this Agreement by or on behalf of either party shall bind and inure to the benefit of the respective successors and permitted assigns of such party whether so expressed or not; provided, however, no party may assign, in whole or in part, this Agreement or any right or obligation hereunder, except as otherwise specified herein, without the prior written consent of the other party.

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8.5         Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly received: (a) on the date given if delivered personally or by facsimile or electronic transmission; (b) one day after being sent by internationally recognized overnight delivery service; or (c) five days after having been mailed by registered or certified mail (postage prepaid, return receipt requested); in the case of each of the foregoing, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company:	DGSE Companies, Inc.
15850 Dallas Parkway
Suite 140
Dallas, Texas 75248
Facsimile: (972) 674-2596
Email:mpeakes@dgse.com
Attention: President/ CEO

If to Elemetal:	Elemetal, LLC
15850 Dallas Parkway
Dallas, Texas 75248
Facsimile: (469) 533-1622
Email: bleroy@elemetal.com
Attention: Bill LeRoy, President/CEO

If to NTR:	NTR Metals, LLC
10720 Composite Drive
Dallas, Texas 75220
Facsimile: (469) 522-1100
Email: tgum@elemetal.com
Attention: Carl (Trey) Gum, General Counsel

8.6         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas for all purposes and in all respects, without regard to the conflict of law provisions of such state.

8.7         Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

8.8         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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8.9         Amendments and Waivers. This Agreement may be amended or modified in whole or in part at any time only by a writing signed by the parties hereto. Any term, condition or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof. Any waiver by any party hereto of any of its rights or remedies under this Agreement shall not constitute a waiver of any of its other rights or remedies hereunder.

8.10       Severability. If any term or provision of this Agreement is finally deemed by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

8.11       Injunctive Relief. It is possible that remedies at law may be inadequate and, therefore, the parties shall be entitled to equitable relief, including, without limitation, injunctive relief, specific performance or other equitable remedies, in addition to all other remedies provided hereunder or available to the parties at law or in equity.

8.12       Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

[ SIGNATURE PAGE FOLLOWS ]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed as of the date first above written.

THE COMPANY:

DGSE Companies, Inc.,
a Nevada corporation

By:	/s/ Matthew Peakes
Name:	Matthew Peakes
Title:	Chief Executive Officer and President

Stock Purchase Agreement

Signature Page

THE PURCHASERS:

Elemetal, LLC,
a Delaware limited liability company

By:	/s/ William E. LeRoy
Name:	William E. LeRoy
Title:	President/CEO

NTR Metals, LLC,
a Texas limited liability company

By:	/s/ John Loftus
Name:	John Loftus
Title:	Member

Stock Purchase Agreement

Signature Page